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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 18, 2007


                            HINES HORTICULTURE, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                    000-24439           33-0803204
    -------------------------------------------------------------------
    (State or other             (Commission File    (IRS Employer
    jurisdiction of             Number)             Identification No.)
    incorporation)

                  12621 JEFFREY ROAD, IRVINE, CALIFORNIA 92620
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 559-4444


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

( ) WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR
    230.425)
( ) SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR
    240.14A-12)
( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE
    ACT (17 CFR 240.14D-2(B))
( ) PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE
    ACT (17 CFR 240.13E-4(C))


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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING

(a) On April 18, 2007 Hines Horticulture, Inc. (the "Company") received a Nasdaq Staff Determination Letter stating that the Company is not in compliance with the requirements for continued listing as set forth in Nasdaq Marketplace Rule 4310(c)(14) because it has not timely filed its Annual Report on Form 10-K for the year ended December 31, 2006.

Accordingly, the Nasdaq Staff Determination Letter indicated that the Company's securities are subject to delisting from the Nasdaq Global Market unless the Company requests a hearing before a Nasdaq Listing Qualifications Panel. In response, the Company intends to timely request a hearing to review the Staff's determination, which will automatically stay the delisting and allow the Company's common stock to continue trading on Nasdaq pending the hearing and a decision by the Qualifications Panel. There can be no assurance that the Qualifications Panel will grant the Company's request for continued listing as a result of the hearing.

SECTION 7 - REGULATION FD

ITEM 7.01.  REGULATION FD DISCLOSURE

The Company issued a press release on April 23, 2007 with respect to the matters discussed above, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this item of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits
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Exhibit No.         Description
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 99.1               Hines Horticulture, Inc. Press Release issued April 23, 2007
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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 23, 2007              HINES HORTICULTURE, INC.

                                     By: /s/ Claudia M. Pieropan
                                         ---------------------------------------
                                         Claudia M. Pieropan
                                         Chief Financial Officer, Secretary and
                                         Treasurer
                                         (principal financial and accounting
                                         officer)


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Exhibit Index
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Exhibit No.         Description
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 99.1               Hines Horticulture, Inc. Press Release issued April 23, 2007
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